UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 16, 2008 (December 15, 2008)

SPECTRUM BRANDS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 15, 2008, NYSE Regulation, Inc. ("NYSE Regulation") announced that NYSE Regulation had determined that the common stock of Spectrum Brands, Inc. (the "Company") should be suspended from trading on the New York Stock Exchange (the "NYSE") prior to market opening on December 22, 2008.  NYSE Regulation noted that the decision to suspend the Company's common stock was reached in view of the fact that the Company has recently fallen below the NYSE's continued listing standard regarding average global market capitalization over a consecutive 30 trading day period of not less than $25 million, the minimum threshold for listing on the NYSE.  Application to the Securities and Exchange Commission ("SEC") to delist the Company's common stock is pending the completion of the NYSE's applicable procedures.  The Company is currently quoted on the Pink Sheet Electronic Quotation Service, and the Company may also pursue quotation on other stock quotation systems.  However there can be no assurances that a broker-dealer will make a market in its common stock.  This transition to the over-the counter markets does not change the Company's SEC reporting requirements.

Forward Looking Information

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company's current expectations and involve risks and uncertainties.  The Company cautions the reader that actual results could differ materially from the expectations described in the forward-looking statements.  These risks and uncertainties include (1) the risk that the NYSE Regulation notice disrupts current plans and operations, (2) the availability of broker-dealers to make a market in the Company's common stock, (3) difficulties in issuing additional securities in the over the counter market for financing or other purposes, or to otherwise arrange for any financing the Company may need in the future and (4) other factors, which can be found in the Company’s securities filings, including the most recently filed Annual Report on Form 10-K.  The Company also cautions the reader that undue reliance should not be placed on any of the forward-looking statements, which speak only as of the date of this Current Report on Form 8-K.  The Company undertakes no responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this report or to reflect actual outcomes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2008	SPECTRUM BRANDS, INC.

	By:	/s/ Anthony L. Genito
		Name:	Anthony L. Genito
		Title:	Executive Vice President,
Chief Financial Officer and
Chief Accounting Officer